Exhibit 10.1

INTERNATIONAL ISOTOPES INC.

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of February 17, 2017 (the “Agreement”), between INTERNATIONAL ISOTOPES INC., a Texas corporation (the “Company”), and each purchaser identified on Schedule A hereto (each, including their respective successors and assigns, an “Investor” and collectively, the “Investors”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth herein, the parties agree as follows:

ARTICLE 1
GENERAL

1.1

Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a business day in the City of New York, New York.

“Common Stock” means shares of the Company’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the Preamble.

“Company Public Sale” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Indemnitee” has the meaning set forth in Section 2.5(a).

“Investor” and “Investors” have the meanings set forth in the Preamble.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, business trust, joint stock company, trust or unincorporated organization or any government or any agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 2.1(a).

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement.

“Registrable Securities” means the Shares; provided that the Shares shall cease to be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they are sold pursuant to Rule 144, (iii) they shall have ceased to be outstanding, (iv) they have been sold in a private transaction, or (v) they have been otherwise transferred and new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company and such securities may be publicly resold without registration under the Securities Act.  No Registrable Securities may be registered under more than one registration statement at any one time.

“Registration Expenses” shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, (i) all registration and filing fees and any other fees and expenses associated with filings required to be made with the SEC or any securities exchange or inter-dealer quotation system on which the Common Stock are at such time admitted for trading or otherwise quoted), (ii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iii) fees and disbursements of counsel for the Company, (iv) blue sky fees and expenses, (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vi) expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, (vii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, and (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties).

“Restricted Period”  has the meaning set forth in Section 2.6.

“SEC” or “Commission” means the U.S. Securities and Exchange Commission and any successor agency.

“Series C Preferred Stock” means the Series C Convertible Redeemable Preferred Stock, par value $0.01 per share, of the Company.

“Securities Act” means the Securities Act of 1933, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

 “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, together with fees and expenses of counsel to the Holders.

“Shares” means and shares of Common Stock issuable by the Company pursuant to the terms of the Series C Preferred Stock and the Warrants.

“Subscription Agreement” means the Subscription Agreement, dated as of the date hereof, among the Company and each Investor of the Series C Preferred Stock.

“Warrants” means the warrants to purchase Common Stock issued to each Investor pursuant to such Investor’s Subscription Agreement.

ARTICLE 2
REGISTRATION

2.1

Piggyback Registration.

(a)

If the Company at any time proposes to file a registration statement under the Securities Act with respect to any offering of Common Stock for its own account or for the account of any other Persons (other than (i) a registration on Form S-4 or S-8 or any successor form to such referenced forms or (ii) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) (a “Company Public Sale”), then, as soon as practicable (but in no event less than ten (10) calendar days prior to the proposed date of filing of such registration statement), the Company shall give written notice of such proposed filing to all Investors, and such notice shall offer each Investor the opportunity to Register under such registration statement such number of Registrable Securities as each such Investor may request in writing (a “Piggyback Registration”). Subject to Section 2.1(b), the Company shall include in such registration statement all such Registrable Securities that are requested to be included therein within five (5) days after such notice is delivered; provided that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to Register or to delay registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon:

(i)  in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

(ii)  in the case of a determination to delay Registering, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other securities.

If the offering pursuant to such registration statement is to be underwritten, then each Investor making a request for a Piggyback Registration pursuant to this Section 2.1(a) must, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Investor may, subject to Section 2.1(b), participate in such underwritten offering.  If the offering pursuant to such registration statement is to be on any other basis, then each Investor making a request for a Piggyback Registration pursuant to this Section 2.1(a) must, and the Company shall make such arrangements so that each such Investor may, participate in such offering on such basis.

Each Investor shall be permitted to withdraw all or part of such Investor’s Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such registration statement.

(b)

If the managing underwriter or underwriters of any proposed underwritten offering of Common Stock included in a Piggyback Registration informs the Company and the Investors in writing that, in its or their opinion, the number of securities which such Investors and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such registration shall be allocated as follows:

(i)

first, up to 100% of the securities, if any, that the Company proposes to include in the offering;

(ii)

second, and only if all of the securities, if any, referred to in clause (i) have been included, up to 100% of the securities proposed to be offered by security holders having registration rights existing prior to the date of this Agreement; and

(iii)

third, and only if all of the securities referred to in clause (ii) have been included, pro rata among the Investors who have requested participation in such offering and any other holder of securities of the Company having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities; and

(iv)

fourth, and only if all of the Registrable Securities and other securities referred to in clause (iii) have been included in such registration, any securities eligible for inclusion in such registration other than those set forth in clauses (i) through (iii) above.

2.2

Expenses of Registration.

Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

2.3

Obligations of the Company.

Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

(a)

Prepare and file with the SEC a prospectus supplement with respect to such Registrable Securities pursuant to an effective registration statement and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective or such prospectus supplement current, for up to one hundred and twenty (120) days or, if earlier, until the Investor or Investors have completed the distribution related thereto.

(b)

Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

(c)

Furnish to the Investors such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)

Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investors, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Investor; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)

Enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form with the managing underwriter(s) of such offering) and take such other actions (including participating in and making documents available for the due diligence review of underwriters if the method of distribution is by means of an underwriting) as are reasonably required in order to facilitate the disposition of such Registrable Securities. Each Investor participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement.

(f)

Notify each Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g)

Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of outside legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated as of such date, from the independent registered public accountants of the Company, in form and substance as is customarily given by independent registered public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(h)

Use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Investors or the underwriters.

2.4

Termination.

The registration rights granted under this Article 2 shall terminate with respect to any Investor as of the last day of the first calendar month in which the sum of the Registrable Securities held by such Investor may be sold in a single transaction without limitation under Rule 144 under the Securities Act.

2.5

Indemnification.

(a)

The Company agrees to indemnify each Investor and, if a Investor is a person other than an individual, such Investor’s officers, directors, employees, agents, representatives and Affiliates, and each person or entity, if any, that controls an Investor within the meaning of the Securities Act (each, an "Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon: any untrue or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Investor (or any amendment or supplement thereto); or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, action, liability (or action or proceeding in respect thereof), cost or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Investor (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such any Investor or Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, (ii) offers or sales effected by or on behalf such Indemnitee "by means of" (as defined in Securities Act Rule 159A) a "free writing prospectus" (as defined in Securities Act Rule 405) that was not authorized in writing by the Company, or (iii) the failure of any Indemnitee to deliver or make available to a purchaser of Registrable Securities a copy of any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available), provided that the Company shall have delivered to such Investor such registration statement, including such preliminary prospectus or final prospectus contained therein and any amendments or supplements thereto.

(b)

If the indemnification provided for in Section 2.5(a) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Investor agree that it would not be just and equitable if contribution pursuant to this Section 2.5(b) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.5(b). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

2.6

"Market Stand-Off" Agreement; Agreement to Furnish Information.

Each Investor hereby agrees that such Investor shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities of the Company) held by such Investor (other than those included in the registration) for a period (the “Restricted Period”) specified by the representatives of the underwriters of Common Stock (or other securities of the Company) not to exceed ten (10) days prior and ninety (90) days following any registered sale by the Company in which the Company gave the Investor an opportunity to participate; provided that all executive officers and directors of the Company enter into similar agreements and only if such Persons remain subject thereto (and are not released from such agreement) for such period.  Each Investor agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the representatives of the underwriters which are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding the foregoing, if (1) during the last 17 days of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions imposed by this Section 2.6 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), each Investor shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act in which such Investor participates.

2.7

Rule 144 and Exchange Act Reporting.

With a view to making available to the Investors the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)

make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b)

file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)

so long as any Investor owns any Registrable Securities, furnish to such Investor forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Registrable Securities without registration.

2.8

No Inconsistent Agreements: Additional Rights.

The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Investors by this Agreement.

ARTICLE 3
MISCELLANEOUS

3.1

Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

3.2

Applicable Law and Submission to Jurisdiction.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York).  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

3.3

Counterparts and Facsimile.

For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or in .pdf format and such facsimiles or .pdf files will be deemed as sufficient as if actual signature pages had been delivered.

3.4

Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5

Notices.

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by email or facsimile (upon transmission confirmation report for facsimiles) at the address, email address or number designated below (if delivered by 8:00 p.m. MST where such notice is to be delivered), or the first Business Day following such delivery (if delivered after 8:00 p.m. MST where such notice is to be delivered) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to International Isotopes Inc., 4137 Commerce Circle, Idaho Falls, Idaho 83401, Telephone: 208-524-5300, Facsimile: 208-524-1411, Attention: Steve Laflin, with copies to Perkins Coie LLP, 1900 Sixteenth Street, Suite 1400, Denver, Colorado 80202, Attention: Sonny Allison, and (ii) if to any Investor to the address set forth on the signature pages hereto or such other address as may be designated in writing hereafter, in the same manner, by such Person.

3.6

Amendments and Waivers.

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor of any Registrable Securities then outstanding, each future Investor of all such Registrable Securities, and the Company.

3.7

Severability.

If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

3.8

Entire Agreement, Etc.

This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Registration Rights Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Registration Rights Agreement, dated as of February 17, 2017 (the “Agreement”), between the undersigned, International Isotopes Inc., a Texas corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, hereby agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of February 17, 2017.

Name and Address, Fax No. and Social Security No./EIN of Investor:

Address:

Fax No.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature

Schedule A

SCHEDULE OF INVESTORS